Statements of Net Assets Available for Benefits - EBP 011 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan interest in Verizon Master Savings Trust	$ 5,669,704	$ 5,246,037
Investments at contract value	380,731	385,969
Total investments	6,050,435	5,632,006
Notes receivable from participants	124,505	132,108
Net assets available for benefits	$ 6,174,940	$ 5,764,114